LVIP Turner Mid-Cap Growth Fund
(Standard and Service Class)
Summary Prospectus
April 30, 2012
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.LincolnFinancial.com/lvip. You can also get this information at no cost by calling 877 ASK LINCOLN (877-275-5462) or by sending an e-mail request to callcenter@LFG.com. The Fund’s Prospectus and Statement of Additional Information, both dated April 30, 2012, are incorporated by reference into this Summary Prospectus.
Investment Objective
The investment objective of the LVIP Turner Mid-Cap Growth Fund (the “Fund”) is to seek capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
	Standard Class	Service Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	N/A	N/A
Maximum Deferred Sales Charge (Load)	N/A	N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	N/A	N/A
Redemption Fee	N/A	N/A
Exchange Fee	N/A	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.87%	0.87%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses	0.13%	0.13%
Total Annual Fund Operating Expenses	1.00%	1.25%
Less Fee Waiver[1]	(0.07%)	(0.07%)
Net Expenses (After Fee Waiver)	0.93%	1.18%
1 Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.10% on the first $25 million of average daily net assets of the Fund and 0.05% on the next $50 million of average daily net assets. The agreement will continue at least through April 30, 2013 and cannot be terminated before that date without the mutual agreement of the Trust's board of trustees and the adviser.
LVIP Turner Mid-Cap Growth Fund1

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example reflects the net operating expenses with fee waiver for the one year contractual period and the total operating expenses without fee waiver for the years two through ten. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$95	$311	$546	$1,218
Service Class	$120	$390	$680	$1,505
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 113% of the average value of its portfolio.
Principal Investment Strategies
The Fund, under normal circumstances, will invest at least 80% of Fund's assets in stocks of mid-cap companies. Mid-cap companies are defined for this purpose as companies with market capitalizations at the time of purchase within the range of the market capitalizations of companies included in the Russell Midcap® Growth Index. While the Fund primarily focuses on U.S. companies, the Fund may also invest up to 15% of its total assets in foreign equity securities. As of May 31, 2011, the index reconstitution date, the market capitalization range of the Russell Midcap® Growth Index was $1.6 billion to $18.3 billion.
The sub-adviser utilizes a strategy designed to add value strictly through superior stock selection, based on the output of extensive bottom-up, industry-focused fundamental research. Specifically, the analysts seek to identify:
Companies benefiting from change:
• Accelerating earnings;
• Improving expectations;
• High returns on capital.
Industry Leaders:
• Strong management;
• Sustainable earnings;
• Revenue growth;
• Compelling new products and services;
• Open-ended business opportunities; and
• Market share gains.
The portfolio manager collaborates directly with the industry analysts regarding the output of their research, and is ultimately responsible for security selection and for the individual weighting of each portfolio holding. Current holdings generally become candidates for sale at the first sign of earnings concern. Each holding is closely monitored for any changes in company fundamentals, including deterioration in revenues, earnings, and balance sheet strength. Analysts also seek to identify changes in market dynamics, management, product cycles, and regulatory profiles. Additionally, holdings will become candidates for sale as they approach assigned price targets. Finally, the application of portfolio construction parameters may position certain securities as candidates for sale.
The Fund intends to engage in active and frequent trading of portfolio securities as part of its investment strategy.
Principal Risks
All mutual funds carry a certain amount of risk. Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
• Market Risk: Prices of securities held by the Fund may fall. As a result, your investment may decline in value and you could lose money.
2LVIP Turner Mid-Cap Growth Fund

• Growth Stocks Risk: The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, the Fund may underperform other funds that use different investment styles.
• Medium-Cap Companies Risk: Investments in medium-cap companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. Medium-cap company stocks generally trade less frequently and in lower volumes, and may experience difficulty closing out positions at prevailing market prices.
• Foreign Securities Risk: Foreign currency fluctuations and economic or financial instability could cause the value of foreign investments to fluctuate. Investing in foreign securities involves the risk of loss from foreign government or political actions. Investing in foreign securities also involves risks resulting from the reduced availability of public information. Foreign investments may be less liquid and their prices more volatile than comparable investments in securities of U.S. issuers.
• Active Trading Risk: Active trading (“high portfolio turnover”) generally results in correspondingly greater expenses to the Fund.
• Fund of Funds Risk: The Fund may accept investments from fund of funds. From time to time these fund of funds may change or rebalance underlying holdings. This could result in large inflows into the Fund or large redemptions from the Fund, which may increase transaction costs or portfolio turnover for the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the Fund. The information shows: (a) how the Fund's Standard Class from year to year; and (b) how the average annual returns of the Fund's Standard Class for the one year, five year and lifetime periods, and the Fund's Service Class for the one year and lifetime periods, compare with those of a broad measure of market performance. Please note that the past performance of the Fund is not necessarily an indication of how the Fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If variable contract expenses were included, the returns shown would be lower.

During the periods shown in the above chart, the fund’s highest return for a quarter occurred in the third quarter of 2009 at: 23.63%.
The fund's lowest return for a quarter occurred in the fourth quarter of 2008 at: (29.22%).
	Average Annual Total Returns For periods ended 12/31/11
	1 year	5 years	10 years
LVIP Turner Mid-Cap Growth Fund–Standard Class	(7.59%)	1.98%	4.22%
Russell Midcap® Growth Index	(1.65%)	2.44%	5.28%
LVIP Turner Mid-Cap Growth Fund–Service Class	(7.83%)	N/A	0.24%*
Russell Midcap® Growth Index	(1.65%)	N/A	0.83%*
*Since April 30, 2007
LVIP Turner Mid-Cap Growth Fund3

Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Investment Advisors Corporation
Investment Sub-Adviser: Turner Investments, L.P.
Portfolio Manager(s)	Company Title	Experience w/Fund
Christopher McHugh	Vice Chairman/Senior Portfolio Manager/Founder	Since May 2001
Purchase and Sale of Fund Shares
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. The insurance companies hold the Fund shares in separate accounts (“variable accounts”) that support various variable annuity contracts and variable life insurance contracts.
Tax Information
Variable product owners seeking to understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their variable annuity contract or variable life insurance contract (“variable contract”), or refer to their variable contract prospectus. Because all the shares of the Fund sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The Fund intends to make distributions to its insurance company shareholders that may be taxed as ordinary income or capital gains.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties that are related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of shares of the Fund and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts which offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts which offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments. Ask your salesperson or visit your financial intermediary's website for more information.
4LVIP Turner Mid-Cap Growth Fund